ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ №1 к Соглашению о займе от 22 мая 2008 года	ADDENDUM No. 1 TO THE LOAN AGREEMENT dated 22 May 2008

г. Алматы, Казахстан                                            19 июня 2008 года

1)   BEKEM METALS INC., еспублики Казахста именуемый в дальнейшем «Заимодатель», в лице Президента Кудабаева Ермека, действующего на основании учредительных документов компании, с одной стороны, и

2)   Latimer Assets Inc., именуемый в дальнейшем «Заемщик», в лице директора James S.Friedlander, действующего на основании учредительных документов компании, с другой стороны,

далее совместно именуемые «Стороны», а каждая по отдельности «Сторона», заключили настоящее Дополнительное соглашение к Соглашению о займе от 22 мая 2008 года (далее по тексту – «Основное соглашение о займе») о нижеследующем:

1.   Пункт 1.1. Основного соглашения о займе дополнить предложением следующего содержания:

«Займодатель к предоставленной денежной сумме займа в размере 7 400 000 (семи миллионов четыреста тысяч) долларов США обязуется дополнительно предоставить Заемщику денежную сумму займа в размере 7 500 000 (семь миллионов пятьсот тысяч) долларов США. Общая сумма займа составляет 14 900 000 (четырнадцать миллионов девятьсот тысяч) долларов США (далее по тексту – «Заем»)».

2.   Пункт 1.2. Основного соглашения о займе изложить в следующей редакции:

«1.2. За предоставление Заемщику Займа на общую сумму Займа начисляются проценты вознаграждения по ставке 2% годовых от непогашенной суммы Займа. Проценты начисляются ежемесячно на последний день каждого календарного месяца, а выплачиваются одним платежом на дату погашения Займа. Начисление процентов осуществляется на непогашенную сумму Займа и начинается со дня, следующего за днем перечисления Займодателем первой суммы заемных денежных средства Заемщику».

3.   Обязательства в отношении начисления процента вознаграждения Займодателя применяются к денежным суммам Займа, предоставленным Заемщику с момента заключения Основного соглашения о займе (с 22 мая 2008 года).

4.   Пункт 1.3. Основного соглашения о займе изложить в следующей редакции:

«1.3. Заем предоставляемый Займодателем является возвратным и должен быть возвращен Заемщиком в полном объеме с начисленными процентами вознаграждения Займодателя не позднее 1 марта 2009 года. В случае частичного погашения сначала погашаются начисленные проценты вознаграждения Займодателя, потом сумма Займа».

5.   Пункт 2.1. Основного соглашения о займе дополнить предложением следующего содержания:

«Займодатель обязуется перечислить дополнительную денежную сумму займа в размере 7 500 000 (семь миллионов пятьсот тысяч) долларов США на банковский счет Заемщика до «20» июня 2008 года».

6.   Пункт 3.1. Основного соглашения о займе изложить в следующей редакции:

«3.1. Обеспечением возврата Займа и выплаты начисленных процентов вознаграждения Займодателя является залог следующих имущественных прав:

31% доля участия казахстанской компании ТОО «ГРК КОЙТАС» ** и 8% доля участия казахстанской компании ТОО «Корпорация «Азия Инвест» ** в трехстороннем Консорциуме (совместной деятельности), созданном 3 марта 2008 года совместно с ТОО «Кызыл Каин Мамыт» с целью совместного строительства на территории Республики Казахстан завода по переработке никель-кобальтовых руд Кемперсайского месторождения (далее – «Заложенные имущественные права»)».

7.   Пункт 3.2. Основного соглашения о займе изложить в следующей редакции:

«3.2. Предоставление Заложенных имущественных прав осуществляется в обеспечение возврата Займа и выплаты начисленных процентов вознаграждения Займодателя согласно договору залога №20-05-08КТ от 22 мая 2008 года и дополнений к нему (далее – «Договор залога»), являющегося неотъемлемой частью настоящего Соглашения».

8.   Пункт 4.1. Основного соглашения о займе изложить в следующей редакции:

«4.1. Заемщик обязуется:

4.1.1.    своевременно осуществить возврат Займодателю всей суммы Займа и начисленных процентов вознаграждения Займодателя;

4.1.2.    незамедлительно уведомлять Заимодателя в письменном виде о наступлении обстоятельств, которые могут повлечь невозможность возврата суммы Займа;

4.1.3.    в случае невозможности возврата суммы Займа или просрочки возврата части или всей суммы Займа и /или начисленных процентов вознаграждения Займодателя более чем на 20 (двадцать) дней, обеспечить передачу Займодателю Заложенных имущественных прав;

4.1.4.    не уступать права и обязанности по настоящему Соглашению третьему лицу (третьим лицам) без предварительного получения письменного согласия Заимодателя».

9.   Пункт 4.4. Основного соглашения о займе изложить в следующей редакции:

«4.4. Займодатель имеет право:

4.4.1.    в бесспорном порядке требовать от Заемщика невозвращенной в установленные сроки суммы Займа и начисленных процентов вознаграждения;

4.4.2.    в случае невозможности возврата Заемщиком суммы Займа или просрочки возврата части или всей суммы Займа и/или начисленных процентов вознаграждения Займодателя более чем на 20 (двадцать) дней, требовать от Заемщика обеспечения передачи Займодателю Заложенных имущественных прав, как это указанно в статье 5 настоящего Соглашения;

4.4.3.    в случае наступления обстоятельств, которые по мнению Займодателя могут повлечь невозможность возврата Заемщиком суммы Займа и/или начисленных процентов вознаграждения, требовать от Заемщика по своему выбору незамедлительного досрочного возврата Займа в полном объеме с выплатой начисленных процентов вознаграждения или передачи Заложенных имущественных прав. В случае получения от Займодателя требования о досрочном возврате Займа Заемщик обязуется в течение 3 (трех) дней с даты получения требования досрочно вернуть Заем в полном объеме с выплатой начисленных процентов вознаграждения Займодателя, либо по требованию Займодателя обеспечить передачу Займодателю Заложенных имущественных прав».

10. Пункт 5.1. Основного соглашения о займе изложить в следующей редакции:

«5.1. В случае невозможности возврата суммы Займа или просрочки возврата части или всей суммы Займа и/или начисленных процентов вознаграждения Займодателя более чем на 20 (двадцать) дней, Заемщик обязуется обеспечить передачу Займодателю Заложенных имущественных прав не позднее 3 (трех) дней с даты получения Заемщиком от Займодателя письменного требования об их передаче».

11. Пункт 5.2. Основного соглашения о займе изложить в следующей редакции:

«5.2. Если стоимость Заложенных имущественных прав, предусмотренная Договором залога, передаваемых Займодателю, превышает невозвращенную сумму Займаи/или начисленных процентов вознаграждения Займодателя, то Заложенные имущественные права передаются Займодателю соразмерно невозвращенной сумме Займа и/или начисленных процентов вознаграждения Займодателя, причем очередность и соотношение взыскания с Заложенных имущественных прав определяется по усмотрению Займодателя».

12. Настоящее Дополнительное соглашение вступает в силу с даты его подписания Сторонами и действует в течение всего срока действия Основного соглашения о займе.

13. Условия Основного соглашения о займе не изменяемые или не дополняемые настоящим Дополнительным соглашением остаются неизменными и Стороны подтверждают по ним свои обязательства.

14. Настоящее Дополнительное соглашение является неотъемлемой частью Основного соглашения о займе.

15. Настоящее Дополнительное соглашение составлено на русском и английском языках, в двух экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой из Сторон.

Almaty/Kazakhstan                                            19 June 2008

1)BEKEM METALS INC., еспублики Казахста hereinafter referred to as the “Lender” represented by the President Kudabayev Yermek, acting on the basis of the foundation documents of the company, on the one hand, and

2)Latimer Assets Inc., hereinafter referred as the “Borrower”, represented by the Director James S.Friedlander, acting on the basis of the foundation documents of the company, on the other hand,

further jointly referred to as the «Parties», and individually referred to as the «Party», have concluded the present Addendum to the Loan Agreement dated 22 May 2008 (further – the “Main Loan Agreement” as follows.

1. To supplement Clause 1 of the Main Loan Agreement as follows:

“The Lender in addition to the money loan in the amount 7 400 000 (seven million four hundred thousand) US Dollarsundertakes to additionally lend to the Borrower the money loan in the amount 7 500 000 (seven million five hundred thousand) US Dollars. The total loan amount is 14 900 000 (fourteen million nine hundred thousand) US Dollars (further - the “Loan”)”.

2. Clause 1. of the Main Loan Agreement shall be read as follows:

“1.2. On the total loan sum the remuneration interest is charged at the rate of 2% per annum of the outstanding loan sum for provision of the loan to the Borrower. Interests are charged on a monthly basis on the last day of each calendar month and paid as lump-sum payment at the date of Loan repayment. Interests are charged on the outstanding Loan amount and start on the day following the day when the Lender transfers the first sum of borrowed funds to the Borrower.”

3. The obligations in relation to charging of interests of the Lender remuneration are applied to the Loan money amounts provided to the Borrower from the day of the Main Loan Agreement conclusion (from May 22, 2008).

4. Clause 1.3 of the Main Loan Agreement shall be read as follows:

“1.3. The Loan provided by the Lender is returnable and shall be repaid by the Borrower fully together with charged interests of the Lender remuneration not later than 01 March 2009. In case of partial repayment, firstly charged interests of the Lender remuneration and then the Loan amount are repaid.”

5. To supplement Clause 2.1 of the Main Loan Agreement as follows:

“The Lender undertakes to transfer the additional loan amount of 7 500 000 (seven million five hundred) US Dollars to the Borrower’s bank account stated before 20 June 2008”.

6. Clause 3.1 of the Main Loan Agreement shall be read as follows:

“3.1. The security of the Loan repayment and payment of charged interests of the Lender remuneration is the pledge of the following property rights:

31% of share holding of Kazakhstan company “GRK KOITAS” LLP ** and 8% of share holding of Kazakhstan company “Asia Invest” Corporation” LLP ** in the trilateral Consortium (joint activity) established on 3 March 2008 together with “Kyzyl Kain Mamyt” LLP with the purpose to jointly construct the plant for processing of nickel-cobalt ores from Kempersaisky field (further - the “Pledged property rights”).

7. Clause 3.2 of the Main Loan Agreement shall be read as follows:

“3.2. The Pledged property rights secure the repayment of the Loan and payment of charged interests of the Lender remuneration in accordance with Pledge agreement No. 20-05-08КТ dated 22 May 2008 and addenda to it (further - the “Pledge Agreement”), which is the integral part of the present Agreement.

8. Clause 4.1 of the Main Loan Agreement shall be read as follows:

“4.1. The Borrower undertakes:

4.1.1. to repay the whole Loan amount to the Lender and to pay charged interests of the Lender remuneration in due time;

4.1.2. to notify the Lender in writing about the circumstances, which may cause the non-repayment of the Loan amount, immediately;

4.1.3. in case of impossibility to repay the Loan amount or delay to repay the Loan amount, in whole or in part, and/or charged interests of the Lender remuneration for more than 20 (twenty) days, to ensure the transfer of the Pledged property rights to the Lender;

4.1.4. not to assign the rights and obligations under the present Agreement to any third party (third parties) without prior written consent of the Lender.”

9. Clause 4.4 of the Main Loan Agreement shall be read as follows:

“4.4. The Lender has the right to:

4.4.1. require from the Borrower the Loan amount not repaid within the fixed dates and charged interests of the Lender without further authorization;

4.4.2. in case of impossibility to repay the Loan amount by the Borrower or delay to repay the Loan amount, in whole or in part, and/or charged interests of the Lender for more than 20 (twenty) days, require from the Borrower to transfer the Pledged property rights by the Lender, as set forth in Article 5 of the present Agreement;

4.4.3. in case of the circumstances, which according to the Lender, may cause the impossibility to repay the Loan amount and/or charged interests of the Lender by the Borrower, require from the Borrower, at its own choice, the immediate early full repayment of the Loan, including payment of charged interests of the Lender, or transfer of the Pledged property rights. In case of receiving of the request for the Loan early repayment from the Lender, the Borrower undertakes to repay the loan in full early, including payment of charged interests of the Lender or, at the Lender’s request, to ensure the transfer of the Pledged property rights to the Lender within 3 (three) days from the date of receipt of such request.”

10. Clause 5.1 of the Main Loan Agreement shall be read as follows:

“5.1. In case of impossibility to repay the Loan amount or delay to repay the Loan amount, in whole or in part, and/or charged interests of the Lender for more than 20 (twenty) days, the Borrower undertakes to ensure the transfer of the pledged property rights to the Lender within 3 (three) days from the date of receipt of the written request on such transfer by the Borrower from the Lender.”

11. Clause 5.2 of the Main Loan Agreement shall be read as follows:

“5.2. If the cost of the Pledged property rights transferred to the Lender, which is stipulated by the Pledge agreement, exceeds the non-repaid Loan amount and/or charged interests of the Lender, then the Pledged property rights are transferred to the Lender in proportion to the non-repaid Loan amount and/or charged interests of the Lender. The priority and proportion of collection from the Pledged property rights are determined at the Borrower’s discretion.”

12. The present Addendum comes into force on the date of its signing by the Parties and is valid for the entire term of the Main Loan Agreement.

13. The Main Loan Agreement conditions not changed and supplemented by the present Addendum remain unchanged, and the Parties confirm their respective obligations on them.

14. The present Addendum is an integral part of the Main Loan Agreement.

15. The present Addendum is made in the Russian and English languages in two copies, having equal legal force, one copy for each Party.

Подписи Сторон: От Займодателя: /s/ Кудабаев Ермек Президент BEKEM METALS INC. Кудабаев Ермек От Заемщика: /s/ James S. Friedlander Директор Latimer Assets Inc. James S.Friedlander

Signatures of the Parties

For the Lender:

BEKEM METALS INC.

/s/ Yermek Kudabayev

Kudabayev Yermek

President of

For the Borrower:

Latimer Assets Inc.

/s/ James S. Friedlander

James S.Friedlander

Director

** This confidential information has been omitted from this document and filed separately with the Commission.